UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2015

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-7885	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 20, 2015, Universal Security Instruments, Inc. (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file such Quarterly Report on Form 10-Q is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange. The letter also reiterated that the Company’s continued failure to file its Annual Report on Form 10-K for the fiscal year ended March 31, 2015 continues to be a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange continues to be authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

The Exchange had previously informed the Company that, in order to maintain its listing on the Exchange following failure to timely file the Annual Report on Form 10-K, the Company must, by August 5, 2015, submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by October 13, 2015 (the “10-K Plan Period”). On August 5, 2015, the Company submitted to the Exchange the Company’s Plan with respect to the filing of the Annual Report on Form 10-K. The Company has now been informed by the Exchange that while the Company is not required to submit an additional Plan with respect to the delayed Quarterly Report on Form 10-Q, the Company may submit, by August 27, 2015, a supplement to the Plan which addresses how the Company intends to regain compliance with Sections 134 and 1101 of the Company Guide with respect to the delayed Quarterly Report on Form 10-Q by November 18, 2015 (the “10-Q Plan Period”).

If the Plan is accepted, the Company will be able to continue its listing during the respective Plan Periods, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with the Plan. The letter from the Exchange advised that if the Company is not in compliance with the continued listing standards of the Company Guide by October 13, 2015 with respect to the delayed Annual Report on Form 10-K, and by November 18, 2015 with respect to the delayed Quarterly Report on Form 10-Q, or if the Company does not make progress consistent with the Plan during the respective Plan Periods, then the Exchange staff will initiate delisting proceedings as appropriate. The Company filed the late Annual Report on Form 10-K on August 25, 2015, and is working diligently to file the late Quarterly Report on Form 10-Q by September 4, 2015 and to regain compliance with the Company Guide.

On August 26, 2015, the Company issued a press release announcing its receipt of the letter from the Exchange. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated August 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: August 26, 2015	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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